Exhibit 99.1

News from AEP

MEDIA CONTACT:	ANALYSTS CONTACT:
Melissa McHenry	Darcy Reese
Managing Director, External Communications	Managing Director, Investor Relations
614/716-1120	614/716-2614

FOR IMMEDIATE RELEASE

AEP REPORTS STRONG THIRD-QUARTER 2019 EARNINGS, RAISES AND NARROWS FULL-YEAR EARNINGS GUIDANCE RANGE

•	Third-quarter 2019 GAAP earnings of $1.49 per share; third-quarter 2019 operating earnings of $1.46 per share

•	Investments to benefit customers, plus weather, support strong earnings performance

•	AEP raises and narrows full-year operating earnings (non-GAAP) guidance range to $4.14 to $4.24 per share

AMERICAN ELECTRIC POWER
Preliminary, unaudited results

	Third Quarter ended September 30			Year-to-date ended September 30
	2019	2018	Variance	2019	2018	Variance
Revenue ($ in billions):	4.3	4.3	—	11.9	12.4	(0.5)
Earnings ($ in millions):
GAAP	733.5	577.6	155.9	1,767.6	1,560.4	207.2
Operating (non-GAAP)	722.3	619.1	103.2	1,800.7	1,590.6	210.1

EPS ($):
GAAP	1.49	1.17	0.32	3.58	3.17	0.41
Operating (non-GAAP)	1.46	1.26	0.20	3.65	3.23	0.42
EPS based on 494 million shares 3Q 2019, 493 million shares 3Q 2018, 494 million shares YTD 2019 and 493 million shares YTD 2018.

COLUMBUS, Ohio, Oct. 24, 2019 - American Electric Power (NYSE: AEP) today reported third-quarter 2019 earnings, prepared in accordance with Generally Accepted Accounting Principles (GAAP), of $734 million or $1.49 per share, compared with GAAP earnings of $578 million or $1.17 per share in third-quarter 2018. Operating earnings for third-quarter 2019 were $722 million or $1.46 per share, compared with operating earnings of $619 million or $1.26 per share in third-quarter 2018. Operating earnings is a non-GAAP measure representing GAAP earnings excluding special items. The difference between 2019 GAAP earnings and operating earnings for the quarter was primarily driven by the mark-to-market impact of economic hedging activities.
A full reconciliation of GAAP earnings to operating earnings for the quarter and year-to-date is included in the tables at the end of this news release.
“We’ve increased and narrowed our 2019 earnings guidance range based on our strong performance this year. That performance has been driven by strategic investments in our regulated businesses to enhance service for our customers, as well as by favorable weather,” said Nicholas K. Akins, AEP’s chairman, president and chief executive officer.
“AEP’s Board of Directors also voted earlier this week to boost our quarterly dividend by 3 cents to 70 cents per share, an increase of 4.5%. Over the last two years, we’ve grown our dividend by an average of 6.3%, in line with our 5% to 7% earnings growth range and well within our targeted 60% to 70% payout ratio.
“Additionally, we are seeing the benefits of our recent investments in contracted renewable generation. The wind facilities that we added to our generation fleet earlier this year and the repowering of our Trent Mesa and Desert Sky wind projects in Texas already are contributing positively to the earnings of our generation business,” Akins said.
“Weather normalized retail sales were relatively flat for the quarter, which is an improvement from the second quarter this year. Both residential and commercial sales increased in the third quarter, reflecting higher employment and wages. Although lower than the same period last year, our industrial sales have benefited this quarter from the continued growth in the oil and gas sectors,” Akins said.

SUMMARY OF RESULTS BY SEGMENT
$ in millions

GAAP Earnings	3Q 19	3Q 18	Variance	YTD 19	YTD 18	Variance
Vertically Integrated Utilities (a)	437.6	344.2	93.4	917.7	852.2	65.5
Transmission & Distribution Utilities (b)	133.7	145.2	(11.5)	421.6	384.6	37.0
AEP Transmission Holdco (c)	126.1	73.3	52.8	404.8	278.4	126.4
Generation & Marketing (d)	90.0	5.3	84.7	139.5	62.3	77.2
All Other	(53.9)	9.6	(63.5)	(116.0)	(17.1)	(98.9)
Total GAAP Earnings (Loss)	733.5	577.6	155.9	1,767.6	1,560.4	207.2

Operating Earnings (non-GAAP)	3Q 19	3Q 18	Variance	YTD 19	YTD 18	Variance
Vertically Integrated Utilities (a)	437.9	347.3	90.6	935.6	855.3	80.3
Transmission & Distribution Utilities (b)	133.9	147.2	(13.3)	421.8	386.6	35.2
AEP Transmission Holdco (c)	126.1	73.7	52.4	404.9	278.8	126.1
Generation & Marketing (d)	78.3	41.1	37.2	148.8	104.6	44.2
All Other	(53.9)	9.8	(63.7)	(110.4)	(34.7)	(75.7)
Total Operating Earnings (non-GAAP)	722.3	619.1	103.2	1,800.7	1,590.6	210.1

A full reconciliation of GAAP earnings to operating earnings is included in tables at the end of this news release.

a.	Includes AEP Generating Co., Appalachian Power, Indiana Michigan Power, Kentucky Power, Kingsport Power, Public Service Co. of Oklahoma, Southwestern Electric Power and Wheeling Power

b.	Includes Ohio Power, AEP Texas

c.	Includes wholly-owned transmission-only subsidiaries and transmission-only joint ventures

d.	Includes AEP OnSite Partners, AEP Renewables, competitive generation in ERCOT and PJM as well as marketing, risk management and retail activities in ERCOT, PJM and MISO

EARNINGS GUIDANCE
AEP management increased and narrowed its 2019 operating earnings guidance range to $4.14 to $4.24 per share from $4.00 to $4.20 per share. Operating earnings could differ from GAAP earnings for matters such as impairments, acquisitions, divestitures or changes in accounting principles. AEP management is not able to forecast if any of these items will occur or any amounts that may be reported for future periods. Therefore, AEP is not able to provide a corresponding GAAP equivalent for earnings guidance.
Reflecting special items recorded through the third quarter, the estimated earnings per share on a GAAP basis would be $4.07 to $4.17. See the table below for a full reconciliation of 2019 earnings guidance.

2019 EPS Guidance Reconciliation

Estimated EPS on a GAAP basis	$4.07	to	$4.17

Mark-to-market impact of commodity hedging activities		0.01

Severance charges		0.04

Acquisition fees		0.02

Operating EPS Guidance	$4.14	to	$4.24

WEBCAST
AEP’s quarterly discussion with financial analysts and investors will be broadcast live over the internet at 9 a.m. Eastern today at http://www.aep.com/webcasts. The webcast will include audio of the discussion and visuals of charts and graphics referred to by AEP management. The charts and graphics will be available for download at http://www.aep.com/webcasts.
AEP’s earnings are prepared in accordance with accounting principles generally accepted in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. The company’s operating earnings, a non-GAAP measure representing GAAP earnings excluding special items as described in the news release and charts, provide another representation for investors to evaluate the performance of the company’s ongoing business activities. AEP uses operating earnings as the primary performance measurement when communicating with analysts and investors regarding its earnings outlook and results. The company uses operating earnings data internally to measure performance against budget, to report to AEP’s

Board of Directors and also as an input in determining performance-based compensation under the company’s employee incentive compensation plans.
American Electric Power, based in Columbus, Ohio, is focused on building a smarter energy infrastructure and delivering new technologies and custom energy solutions to our customers. AEP’s approximately 18,000 employees operate and maintain the nation’s largest electricity transmission system and more than 219,000 miles of distribution lines to efficiently deliver safe, reliable power to nearly 5.4 million regulated customers in 11 states. AEP also is one of the nation’s largest electricity producers with approximately 32,000 megawatts of diverse generating capacity, including about 5,200 megawatts of renewable energy. AEP’s family of companies includes utilities AEP Ohio, AEP Texas, Appalachian Power (in Virginia and West Virginia), AEP Appalachian Power (in Tennessee), Indiana Michigan Power, Kentucky Power, Public Service Company of Oklahoma, and Southwestern Electric Power Company (in Arkansas, Louisiana, east Texas and the Texas Panhandle). AEP also owns AEP Energy, AEP Energy Partners, AEP OnSite Partners, and AEP Renewables, which provide innovative competitive energy solutions nationwide. For more information, visit aep.com.

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This report made by American Electric Power and its Registrant Subsidiaries contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Although AEP and each of its Registrant Subsidiaries believe that their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are: changes in economic conditions, electric market demand and demographic patterns in AEP service territories; inflationary or deflationary interest rate trends; volatility in the financial markets, particularly developments affecting the availability or cost of capital to finance new capital projects and refinance existing debt; the availability and cost of funds to finance working capital and capital needs, particularly during periods when the time lag between incurring costs and recovery is long and the costs are material; decreased demand for electricity; weather conditions, including storms and drought conditions, and AEP’s ability to recover significant storm restoration costs; the cost of fuel and its transportation, the creditworthiness and performance of fuel suppliers and transporters and the cost of storing and disposing of used fuel, including coal ash and spent nuclear fuel; the availability of fuel and necessary generating capacity and the performance of AEP’s generating plants; AEP’s ability to recover fuel and other energy costs through regulated or competitive electric rates; AEP’s ability to build or acquire renewable generation, transmission lines and facilities (including the ability to obtain any necessary regulatory approvals and permits) when needed at acceptable prices and terms and to recover those costs; new legislation, litigation and government regulation, including oversight of nuclear generation, energy commodity trading and new or heightened requirements for reduced emissions of sulfur, nitrogen, mercury, carbon, soot or particulate matter and other substances that could impact the continued operation, cost recovery, and/or profitability of AEP’s generation plants and related assets; evolving public perception of the risks associated with fuels used before, during and after the generation of electricity, including nuclear fuel; timing and resolution of pending and future rate cases, negotiations and other regulatory decisions, including rate or other recovery of new investments in generation, distribution and transmission service and environmental compliance; resolution of litigation; AEP’s ability to constrain operation and maintenance costs; prices and demand for power generated and sold at wholesale; changes in technology, particularly with respect to energy storage and new, developing, alternative or distributed sources of generation; AEP’s ability to recover through rates any remaining unrecovered investment in generation units that may be retired before the end of their previously projected useful lives; volatility and changes in markets for coal, and other energy-related commodities, particularly changes in the price of natural gas; changes in utility regulation and the allocation of costs within regional transmission organizations, including ERCOT, PJM and SPP; changes in the creditworthiness of the counterparties with whom AEP has contractual arrangements, including participants in the energy trading market; actions of rating agencies, including changes in the ratings of AEP debt; the impact of volatility in the capital markets on the value of the investments held by AEP’s pension, OPEB, captive insurance entity and nuclear decommissioning trust and the impact of such volatility on future funding requirements; accounting pronouncements periodically issued by accounting standard-setting bodies; and other risks and unforeseen events, including wars, the effects of terrorism (including increased security costs), embargoes, naturally occurring and human-caused fires, cyber security threats and other catastrophic events.

American Electric Power

Financial Results for the Third Quarter of 2019
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2019
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		437.6	133.7	126.1	90.0	(53.9)	733.5	$1.49

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	(11.7)	—	(11.7)	(0.03)
Severance Charges	(b)	0.3	0.2	—	—	—	0.5	—

Total Special Items		0.3	0.2	—	(11.7)	—	(11.2)	$(0.03)

Operating Earnings (Loss) (non-GAAP)		437.9	133.9	126.1	78.3	(53.9)	722.3	$1.46

Financial Results for the Third Quarter of 2018
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2018
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		344.2	145.2	73.3	5.3	9.6	577.6	$1.17

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	(6.1)	—	(6.1)	(0.01)
Severance Charges	(b)	3.1	2.0	0.4	14.2	0.2	19.9	0.04
Impairment of Racine Hydroelectric Plant	(b)	—	—	—	27.7	—	27.7	0.06

Total Special Items		3.1	2.0	0.4	35.8	0.2	41.5	$0.09

Operating Earnings (Loss) (non-GAAP)		347.3	147.2	73.7	41.1	9.8	619.1	$1.26

(a)	Reflected in Revenues and Income Tax Expense

(b)	Reflected in Other Operation Expenses and Income Tax Expense

American Electric Power
Summary of Selected Sales Data
Regulated Connected Load
(Data based on preliminary, unaudited results)

	Three Months Ended September 30
ENERGY & DELIVERY SUMMARY	2019	2018	Change

Vertically Integrated Utilities
Retail Electric (in millions of kWh):
Residential	9,254	8,988	3.0%
Commercial	6,840	6,723	1.7%
Industrial	9,123	9,107	0.2%
Miscellaneous	641	621	3.2%
Total Retail	25,858	25,439	1.6%

Wholesale Electric (in millions of kWh): (a)	5,864	6,432	(8.8)%

Total KWHs	31,722	31,871	(0.5)%

Transmission & Distribution Utilities
Retail Electric (in millions of kWh):
Residential	8,268	7,948	4.0%
Commercial	7,219	6,958	3.8%
Industrial	5,857	5,904	(0.8)%
Miscellaneous	223	209	6.7%
Total Retail (b)	21,567	21,019	2.6%

Wholesale Electric (in millions of kWh): (a)	453	634	(28.5)%

Total KWHs	22,020	21,653	1.7%

(a)	Includes off-system sales, municipalities and cooperatives, unit power and other wholesale customers

(b)	Represents energy delivered to distribution customers

American Electric Power

Financial Results for Year-to-Date 2019
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2019
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		917.7	421.6	404.8	139.5	(116.0)	1,767.6	$3.58

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	3.6	—	3.6	0.01
Severance Charges	(b)	17.9	0.2	0.1	(0.1)	0.5	18.6	0.04
Acquisition Fees	(b)	—	—	—	5.8	5.1	10.9	0.02
Total Special Items		17.9	0.2	0.1	9.3	5.6	33.1	$0.07

Operating Earnings (Loss) (non-GAAP)		935.6	421.8	404.9	148.8	(110.4)	1,800.7	$3.65

Financial Results for Year-to-Date 2018
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2018
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		852.2	384.6	278.4	62.3	(17.1)	1,560.4	$3.17

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	0.4	—	0.4	—
Severance Charges	(b)	3.1	2.0	0.4	14.2	0.2	19.9	0.04
Impairment of Racine Hydroelectric Plant	(b)	—	—	—	27.7	—	27.7	0.06
Effects of Kentucky Tax Law	(c)	—	—	—	—	(17.8)	(17.8)	(0.04)
Total Special Items		3.1	2.0	0.4	42.3	(17.6)	30.2	$0.06

Operating Earnings (Loss) (non-GAAP)		855.3	386.6	278.8	104.6	(34.7)	1,590.6	$3.23

(a)	Reflected in Revenues and Income Tax Expense

(b)	Reflected in Other Operation Expenses and Income Tax Expense

(c)	Reflected in Income Tax Expense

American Electric Power
Summary of Selected Sales Data
Regulated Connected Load
(Data based on preliminary, unaudited results)

	Nine Months Ended September 30
ENERGY & DELIVERY SUMMARY	2019	2018	Change

Vertically Integrated Utilities
Retail Electric (in millions of kWh):
Residential	24,785	26,105	(5.1)%
Commercial	18,183	18,699	(2.8)%
Industrial	26,533	26,757	(0.8)%
Miscellaneous	1,734	1,762	(1.6)%
Total Retail	71,235	73,323	(2.8)%

Wholesale Electric (in millions of kWh): (a)	16,494	17,156	(3.9)%

Total KWHs	87,729	90,479	(3.0)%

Transmission & Distribution Utilities
Retail Electric (in millions of kWh):
Residential	20,614	21,154	(2.6)%
Commercial	19,069	19,061	—%
Industrial	17,492	17,772	(1.6)%
Miscellaneous	595	574	3.7%
Total Retail (b)	57,770	58,561	(1.4)%

Wholesale Electric (in millions of kWh): (a)	1,531	1,835	(16.6)%

Total KWHs	59,301	60,396	(1.8)%

(a)	Includes off-system sales, municipalities and cooperatives, unit power, and other wholesale customers

(b)	Represents energy delivered to distribution customers